                                    EXHIBIT 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common shares of beneficial interest, par value $.01 per share, of Brandywine Realty Trust, a Maryland real estate investment trust, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 10th day of August 1999.

                        PROMETHEUS AAPT HOLDINGS, L.L.C.


                        By:    LF Strategic Realty Investors L.P.,
                                  its sole member


                        By:    Lazard Freres Real Estate Investors L.L.C.,
                                  its general partner


                        By:     /s/ John A. Moore
                               ----------------------------------------------
                        Name:  John A. Moore
                        Title: Principal and Chief Financial Officer of LFREI



                        LF STRATEGIC REALTY INVESTORS L.P.


                        By:    Lazard Freres Real Estate Investors L.L.C.,
                                  its general partner


                        By:    /s/ John A. Moore
                               ----------------------------------------------
                        Name:  John A. Moore
                        Title: Principal and Chief Financial Officer of LFREI

                         LAZARD FRERES REAL ESTATE INVESTORS L.L.C.





                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Principal and Chief Financial Officer of LFREI



                         COMMONWEALTH ATLANTIC OPERATING PROPERTIES INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President



                         COMMONWEALTH ATLANTIC LAND II INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President



                         COMMONWEALTH ATLANTIC DEVELOPMENT INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President
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                         COMMONWEALTH ATLANTIC PROPERTIES INVESTORS TRUST




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President, Chief Financial Officer and
                                Trustee


                         COMMONWEALTH ATLANTIC PROPERTIES INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President



                         COMMONWEALTH ATLANTIC LAND III INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President



                         COMMONWEALTH ATLANTIC LAND V INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President
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                         COMMONWEALTH ATLANTIC HOLDING I INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President



                         RICHMOND LAND CORPORATION




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President



                         COMMONWEALTH ATLANTIC LAND I INC.




                         By:    /s/ John A. Moore
                                -------------------------------------------
                         Name:  John A. Moore
                         Title: Vice President